UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Hepion Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Hepion Pharmaceuticals, Inc. will be held on June 17, 2026, at 9:00 a.m. local time at

Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112

PROXY STATEMENT AND 2025 ANNUAL REPORT ON FORM 10-K

ARE AVAILABLE AT:

https://annualgeneralmeetings.com/hepa2026

Dear Stockholder:

The Annual Meeting of Stockholders of Hepion Pharmaceuticals, Inc. has been called to consider and act upon the following matters:

Proposal 1:	Election of five (5) Directors;

Proposal 2:	Ratification of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for fiscal year ending December 31, 2026; and

Proposal 3:	To consider and act upon a proposal to approve an amendment to the Company’s 2023 Omnibus Equity Incentive Plan to increase the number of shares issuable thereunder to 8,000,000 from 200,000

Our Board of Directors recommends a vote “FOR” all nominees listed in proposal 1 and “FOR” proposals 2 and 3.

You are receiving this communication because you hold shares in the company named above. Complete proxy materials, including the proxy card, are available to you on-line at https://annualgeneralmeetings.com/hepa2026 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockhold ers, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person. Please check the meeting materials for any special requirements for meeting attendance and how to obtain directions to the meeting.

Control Number:

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting To Be Held on June 17, 2026:

(1)	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)	The Proxy Statement and 2025 Annual Report on Form 10-K are available at https://annualgeneralmeetings.com/hepa2026

(3)	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 28, 2026 to facilitate timely delivery.

To request a paper copy of these items:

●	Call our toll-free number – 1-800-785-3033; or

●	Visit our website at https://annualgeneralmeetings.com/hepa2026; or

●	Send us an e-mail at cs@pacificstocktransfer.com

Please clearly identify the items you are requesting; Hepion Pharmaceuticals, Inc., and your name along with the Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed.

By Order of the Board of Directors

/s/ Vincent LoPriore
Executive Chairman of the Board of Directors

Control Number:

Your **Vote** Counts!

HEPION PHARMACEUTICALS, INC.

2026 Annual Meeting

Vote by June 16, 2026

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in HEPION PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2026.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 17, 2026
9:00 AM EDT

Sheppard Mullin Richter & Hampton LLP
30 Rockefeller Plaza
New York, NY 10112

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

HEPION PHARMACEUTICALS, INC.
2026 Annual Meeting
Vote by June 16, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Vincent LoPriore	For
1B	Gary Stetz	For
1C	Chase LoPriore	For
1D	Michael Purcell	For
1E	Sireesh Appajosyula	For
2	Proposal to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3	Proposal to approve an amendment to the Company's 2023 Omnibus Equity Incentive Plan to increase the number of shares issuable thereunder to 8,000,000 from 200,000.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#